(TRSCGF LOGO)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2002

                             THE ROCKLAND SMALL CAP
                                  GROWTH FUND

                                 (TRSCGF LOGO)

                                 ANNUAL REPORT

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                   November 2002

Dear Fellow Shareholders,

There have been only two time periods in the past 100 years during which the stock market has declined over three or more consecutive calendar years. These periods include the 89% drop over 35 months in the Dow Industrials that occurred from 1929 to 1932, as well as the 1939-1941 bear market that ended after the United States entered World War II. It appears that the 2000-2002 period may become the third such period in modern stock market history. Hindsight analysis shows that the tail end of the 1929-1932 market was clearly the single best buying opportunity of the 20th century, and the months after Pearl Harbor in early 1942 rank near the very top as well when the Dow went back under 100. If our current market were to shake out with similar time metrics to the 1932 bottom, this bear market is long in the tooth and should end in the October to February timeframe. Emotionally trying environments such as the current one only come around every generation or so, but they can create opportunities for those with the fortitude and resources to take advantage of them.

We look forward to the next bull market with enthusiasm. It is no secret that small company stocks tend to outperform large company stocks coming out of recessions. According to the Nov 11, 2002 issue of Pensions and Investments, small cap growth stocks returned 45.2% in 15 months after the 1973-74 bear market, 138% in the 5 months following the 1980-82 correction, and 65.3% in the 12 months following the 1990 bear market. Although there are no guarantees, the current compressed multiples of small cap high growth stocks along with continuing strong fundamentals could make a similar scenario pan out this time around.

Your Rockland portfolio declined -26.56% during the one year ending September 30, 2002. Despite the negative performance, your Fund finished in the top 6% (21st out of 377 funds) of all small cap funds, including value and growth funds, since inception on December 2, 1996 according to Lipper Analytical Services. Since inception, your Fund has had a 10.26% average annual return for shareholders compared to a 2.09% average annual return for the average small cap fund and a -4.56% return for the Russell 2000 Growth Index. The Fund suffered from the widespread selling of all growth stocks during the bear market as value investing became the methodology of choice, as it does during all down markets. In poor markets, small company stocks get particularly hard hit because of low liquidity. On the bright side, these stocks tend to outperform significantly during new post recession bull markets.

Our strategy going forward will not change. Our discipline continues to be one of pure small cap investing and pure high growth investing. At fiscal year end the median quarterly earnings per share growth in the Fund's portfolio was 62%, while the P/E on next year's earnings was among the lowest in the history of the Fund at 18.2X. Average weighted market capitalization remains in the small cap sweet spot at $940m. Cash balances were effectively zero, maintaining our philosophy of remaining fully invested with the most robust small company stocks that we can find.

For your year-end tax planning, it appears that we will not have any capital gains distributions this year. We have approximately $36m or so in capital losses that can be used to offset future capital gains for taxes purposes. The rule is that tax losses can be carried forward for up to eight years.

We encourage shareholders to call us directly with questions at (302) 429-9799.

Sincerely,
/s/ Richard H. Gould, CFA, CMT
Your Fund manager,
Richard H. Gould, CFA, CMT

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                                    Presents
                       THE ROCKLAND SMALL CAP GROWTH FUND
                                  a Series of
The Rockland Funds Trust  o  P. O. Box 701  o  Milwaukee, Wisconsin 53201-0701
o  1-800-497-3933

            COMPARISON OF A HYPOTHETICAL $10,000 INITIAL INVESTMENT

date   Rockland Small Cap Growth Fund         S&P 500    NASDAQ Composite      Russell 2000 Index    Russell 2000 Growth Index
12/2/96                       $10,000         $10,000             $10,000                 $10,000                      $10,000
9/30/97                       $14,452         $12,707             $13,084                 $12,992                      $10,727
9/30/98                       $11,532         $13,856             $13,179                 $10,521                       $9,427
9/30/99                       $19,897         $17,710             $21,504                 $12,528                      $12,503
9/30/2000                     $41,411         $20,061             $28,796                 $15,458                      $16,212
9/30/2001                     $24,061         $14,720             $11,711                 $12,179                       $9,308
9/30/2002                     $17,671         $11,703              $9,137                 $11,046                       $7,617

This graph shows the performance of a hypothetical initial gross investment of $10,000 that was invested in the Rockland Small Cap Growth Fund on December 2, 1996, when the Fund started. As the chart shows, by September 30, 2002, the value of the investment would have grown to $17,671; a 76.71% increase on the initial investment. The NASDAQ Composite, a broad-based securities market index, is provided for comparison. Over the same period, an initial investment of $10,000 in the NASDAQ Composite would have declined to $9,137. Also, look at how the Russell 2000 Growth Index did over the same period. The same $10,000 would have declined to $7,617. A $10,000 investment in the S&P 500 would have increased to $11,703; if invested in the Russell 2000 Index it would have increased to $11,046.


FOR THE PERIOD ENDED SEPTEMBER 30, 2002

                                        AVERAGE ANNUAL TOTAL RETURN
                               ---------------------------------------------
                                                         SINCE COMMENCEMENT
                               ONE YEAR       FIVE YEAR    OF OPERATIONS
                               ------------------------------------------

Rockland Small Cap Growth Fund  (26.56)%        4.10%          10.26%
S&P 500                         (20.49)%       (1.63)%          2.73%
NASDAQ Composite                (21.99)%       (6.99)%         (1.54)%
Russell 2000 Index               (9.30)%       (3.19)%          1.72%
Russell 2000 Growth Index       (18.16)%       (9.49)%         (4.56)%

The Standard &Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Russell 2000 Index is an unmanaged index of 2,000 stocks weighted by market capitalization. The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance.
Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ROCKLAND SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2002

ASSETS:
   Investments, at value (cost $37,046,233)                       $38,404,261
   Receivable for investments sold                                  2,325,694
   Receivable for capital shares sold                                   6,214
   Dividends and interest receivable                                    1,068
   Other assets                                                        15,094
                                                                  -----------
          Total Assets                                             40,752,331
                                                                  -----------

LIABILITIES:
   Payable for investments purchased                                2,980,979
   Capital shares repurchased                                         689,428
   Payable to Adviser                                                  32,784
   Accrued expenses and other liabilities                              66,274
                                                                  -----------
          Total Liabilities                                         3,769,465
                                                                  -----------

NET ASSETS                                                        $36,982,866
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $73,905,013
   Accumulated net realized loss on investments sold             (38,280,175)
   Net unrealized appreciation on investments                       1,358,028
                                                                  -----------
          Total Net Assets                                        $36,982,866
                                                                  -----------
                                                                  -----------

   Shares of beneficial interest outstanding
   (unlimited shares of $0.001 par value authorized)                3,422,410
   Net asset value, redemption price and offering price per share  $    10.81
                                                                  -----------
                                                                  -----------

ROCKLAND SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS -- YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
   Dividend income (net of foreign taxes withheld of $594)  $    191,974
   Interest income                                                 9,361
                                                             -----------
          Total investment income                                201,335
                                                             -----------

EXPENSES:
   Investment advisory fee                                       565,533
   Administration fee                                             41,312
   Shareholder servicing and accounting costs                     83,403
   Custody fees                                                   38,687
   Federal and state registration                                 28,089
   Professional fees                                              33,101
   Reports to shareholders                                        12,364
   Trustees' fees and expenses                                     4,480
   Amortization of organizational expenses                           695
   Other                                                          12,510
                                                             -----------
          Total expenses before interest expense                 820,174
                                                             -----------
   Interest expense (Note 4)<F4>                                  64,530
                                                             -----------
          Total expenses                                         884,704
                                                             -----------

NET INVESTMENT LOSS                                             (683,369)
                                                             -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                          (10,497,859)
   Net change in unrealized appreciation/depreciation
    on investments                                            (2,813,580)
                                                             -----------
   Net realized and unrealized loss on investments           (13,311,439)
                                                             -----------
                                                             -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(13,994,808)
                                                             -----------
                                                             -----------


See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
                                             YEAR ENDED        YEAR ENDED
                                         SEPTEMBER 30, 2002 SEPTEMBER 30, 2001
                                        ------------------- ------------------
OPERATIONS:
   Net investment loss                     $   (683,369)     $   (632,567)
   Net realized loss on investments         (10,497,859)      (26,527,528)
   Net change in unrealized appreciation
   /depreciation on investments              (2,813,580)      (12,785,162)
                                            -----------       -----------
   Net decrease in net assets resulting
   from operations                          (13,994,808)      (39,945,257)
                                            -----------       -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                179,610,426        86,592,903
   Shares issued to holders in
   reinvestment of dividends                         --        13,835,241
   Cost of shares redeemed                 (196,395,002)      (53,615,195)
                                            -----------       -----------

   Net increase (decrease) in net assets resulting
     from capital share transactions        (16,784,576)       46,812,949
                                            -----------       -----------

DISTRIBUTIONS FROM NET REALIZED GAINS                --       (14,265,590)
                                            -----------       -----------

NET DECREASE IN NET ASSETS                  (30,779,384)       (7,397,898)

NET ASSETS:
   Beginning of period                       67,762,250        75,160,148
                                            -----------       -----------
   End of period                            $36,982,866       $67,762,250
                                            -----------       -----------
                                            -----------       -----------

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED SEPTEMBER 30,
                                                       -------------------------------------------------------------------
                                                        2002            2001            2000           1999          1998
                                                       -----           -----           -----           -----        -----
Per Share Data:
Net asset value, beginning of period                  $14.72          $32.22           $19.34         $11.21       $14.43
                                                      ------          ------           ------         ------       ------
Income from investment operations:
   Net investment loss                                 (0.20)(1)<F1>   (0.14)(1)<F1>    (0.28)(1)<F1>  (0.20)(2)<F2>(0.17)(1)<F1>
   Net realized and unrealized gains (losses)
     on investments                                    (3.71)         (11.84)           18.19           8.33        (2.73)
                                                      ------          ------           ------         ------       ------
       Total from investment operations                (3.91)         (11.98)           17.91           8.13        (2.90)
                                                      ------          ------           ------         ------       ------
Less distributions:
   Distributions from net realized gains               --              (5.52)           (5.03)         --           (0.18)
   Return of Capital                                   --              --               --             --           (0.14)
                                                      ------          ------           ------         ------       ------
       Total distributions                             --              (5.52)           (5.03)         --           (0.32)
                                                      ------          ------           ------         ------       ------
Net asset value, end of period                        $10.81          $14.72           $32.22         $19.34       $11.21
                                                      ------          ------           ------         ------       ------
                                                      ------          ------           ------         ------       ------
Total return                                          (26.56)%        (41.89)%         108.14%         72.52%      (20.21)%
Supplemental data and ratios:
   Net assets, end of period                       $36,982,866     $67,762,250    $69,583,711     $21,561,339   $10,681,337
   Ratio of expenses, excluding interest,
     to average net assets(3)<F3>                       1.45%(4)<F4>    1.41%            1.53%          1.75%        1.75%
   Ratio of net investment loss
     to average net assets(3)<F3>                      (1.21)%         (0.86)%          (1.27)%        (1.34)%      (1.47)%
   Portfolio turnover rate                            513.67%         513.68%          615.06%        814.67%      353.27%

(1)<F1> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)<F2> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.

(3)<F3> Without expense reimbursements of $96,798 and $107,092 for the years ended September 30, 1999 and 1998, respectively, the ratio of operating expenses to average net assets would have been 2.31% and 2.60%, respectively. The ratio of net investment loss to average net assets would have been (1.90)% and (2.32)%, respectively.

(4)<F4> The expense ratio excludes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio including interest expense paid to the custodian for the year ended September 30, 2002 was 1.57%.

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2002

 SHARES                                                                VALUE
-------                                                                -----

               COMMON STOCKS -- 99.1%
               AEROSPACE & DEFENSE -- 0.8%
     5,000     Engineered Support Systems, Inc.                 $     285,200

               BIOTECHNOLOGY -- 2.2%
    50,000     Martek Biosciences Corporation*<F5>                    819,000
                                                                   ----------

               BUILDING & HOUSING -- 2.4%
    15,000     KB HOME                                                732,600
     5,000     M/I Schottenstein Homes, Inc.                          157,500
                                                                   ----------
                                                                      890,100
                                                                   ----------

               BUSINESS SERVICES -- 3.5%
    18,000     FTI Consulting, Inc.*<F5>                              715,680
    25,000     ICT Group, Inc.*<F5>                                   506,250
     8,000     iDine Rewards Network Inc.*<F5>                         74,000
                                                                   ----------
                                                                    1,295,930
                                                                   ----------

               COMPUTER SERVICES -- 6.8%
    55,000     @Road, Inc.* <F5>                                      297,000
    22,000     Cognizant Technology Solutions Corporation*<F5>      1,264,340
    50,000     Tier Technologies, Inc. -- Class B*<F5>                946,000
                                                                   ----------
                                                                    2,507,340
                                                                   ----------

               CONSUMER PRODUCTS -- 2.1%
    10,000     Fossil, Inc.*<F5>                                      200,500
    10,000     Leapfrog Enterprises, Inc. -- Class A*<F5>             189,000
    10,000     The Nautilus Group, Inc.*<F5>                          195,000
    25,000     Nutraceutical International Corporation*<F5>           201,250
                                                                   ----------
                                                                      785,750
                                                                   ----------

               DISTRIBUTION -- 1.9%
    12,000     ScanSource, Inc.*<F5>                                  696,600
                                                                   ----------

               DRUGS- 3.9%
     5,000     American Pharmaceutical Partners, Inc.*<F5>             81,650
     5,000     Amylin Pharmaceuticals, Inc.*<F5>                       83,100
    60,000     Eon Labs, Inc.*<F5>                                  1,294,800
                                                                   ----------
                                                                    1,459,550
                                                                   ----------

               EDUCATION -- 10.6%
    40,000     Career Education Corporation*<F5>                    1,920,320
    40,000     Corinthian Colleges, Inc.* <F5>                      1,509,600
    15,000     University of Phoenix Online* <F5>                     482,250
                                                                   ----------
                                                                    3,912,170
                                                                   ----------

               FINANCIAL SERVICES -- 0.5%
     5,000     Coinstar, Inc.*<F5>                                 $  128,900
   166,667     ECapital Financial Corporation*<F5> (2)<F7>             33,333
   166,667     U.S. Capital Financial Corp.*<F5> (2)<F7>               33,333
                                                                   ----------
                                                                      195,566
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES -- 16.0%
    15,000     AMERIGROUP Corporation*<F5>                            503,250
     5,000     AMN Healthcare Services, Inc.*<F5>                      92,500
    25,000     AmSurg Corp.*<F5>                                      754,250
    50,000     Coventry Health Care, Inc.*<F5>                      1,625,000
    25,000     CTI Molecular Imaging, Inc.*<F5>                       632,500
    10,000     First Health Group Corp.*<F5>                          271,200
    40,000     Mid Atlantic Medical Services, Inc.*<F5>             1,448,000
    20,000     Odyssey Healthcare, Inc.*<F5>                          599,000
                                                                   ----------
                                                                    5,925,700
                                                                   ----------

               INSURANCE -- 0.9%
    20,000     Hub International Limited(1)<F6>                       316,000
                                                                   ----------

               INTERNET SERVICES -- 7.7%
    70,000     eResearch Technology, Inc.*<F5>                      1,291,500
    70,000     NetFlix Inc.*<F5>                                      679,000
    90,000     United Online, Inc.*<F5>                               863,100
                                                                   ----------
                                                                    2,833,600
                                                                   ----------

               LEISURE AND GAMING -- 6.4%
    10,000     Acres Gaming Incorporated*<F5>                          55,500
    35,000     Alliance Gaming Corporation*<F5>                       541,100
    70,000     Boyd Gaming Corporation*<F5>                         1,306,900
    20,000     Landry's Restaurants, Inc.                             451,800
                                                                   ----------
                                                                    2,355,300
                                                                   ----------

               MEDICAL PRODUCTS -- 2.6%
    38,900     Given Imaging Ltd.*<F5> (1)<F6>                        385,499
     5,000     Mentor Corporation                                     159,400
    15,000     Young Innovations, Inc.*<F5>                           402,300
                                                                   ----------
                                                                      947,199
                                                                   ----------

               MEDICAL RESEARCH -- 6.2%
    20,000     Charles River Laboratories International, Inc.*<F5>    785,000
    20,000     DIANON Systems, Inc.* <F5>                             946,200
    30,000     Iveresk Research Group, Inc.* <F5>                     567,000
                                                                   ----------
                                                                    2,298,200
                                                                   ----------

               OIL & GAS EXPLORATION & PRODUCTION -- 1.5%
    15,000     Pioneer Natural Resources Company*<F5>                 363,750
    10,000     XTO Energy, Inc.                                       206,100
                                                                   ----------
                                                                      569,850
                                                                   ----------

               OIL & GAS SERVICES -- 1.4%
    25,000     CHC Helicopter Corporation -- Class A*<F5> (1)<F6>     507,000
                                                                   ----------

               RETAIL -- 8.9%
    25,000     Chico's FAS, Inc.*<F5>                                 398,250
     5,000     GameStop Corporation*<F5>                              102,250
    25,000     Jo-Ann Stores, Inc. -- Class A*<F5>                    701,000
    10,000     Jos. A. Bank Clothiers, Inc.*<F5>                      179,100
    50,000     Movie Gallery, Inc.*<F5>                               750,500
    65,000     PETsMART, Inc.*<F5>                                  1,157,650
                                                                   ----------
                                                                    3,288,750
                                                                   ----------

               SOFTWARE -- 6.0%
    20,000     Activision, Inc.*<F5>                                  478,600
     8,000     DocuCorp International, Inc.*<F5>                       86,560
    20,000     ManTech International Corporation -- Class A*<F5>      469,220
    35,000     PracticeWorks, Inc.*<F5>                               605,500
    20,000     Take-Two Interactive Software, Inc.*<F5>               580,000
                                                                   ----------
                                                                    2,219,880
                                                                   ----------

               TELECOMMUNICATIONS -- 0.0%
     5,750     Nanovation Technologies, Inc.*<F5> (2)<F7>                   0
                                                                   ----------

               TRAVEL SERVICES -- 6.8%
    15,000     Expedia, Inc. -- Class A*<F5>                          759,750
    35,000     Hotels.com -- Class A*<F5>                           1,770,300
                                                                   ----------
                                                                    2,530,050
                                                                   ----------

               TOTAL COMMON STOCKS (Cost $35,182,015)              36,638,735
                                                                   ----------
               WARRANTS -- 0.8%
               TRAVEL SERVICES -- 0.8%
    14,000     Expedia, Inc. -- Class A*<F5>                          284,200
                                                                   ----------

               FINANCIAL SERVICES -- 0.0%
    20,833     RateXchange Corporation*<F5>                                 0
                                                                   ----------
               TOTAL WARRANTS (Cost $382,892)                         284,200
                                                                   ----------

 PRINCIPAL
    AMOUNT                                                              VALUE
  --------                                                              -----

               SHORT-TERM INVESTMENTS -- 4.0%
               VARIABLE RATE DEMAND NOTES#<F8> -- 4.0%
$1,481,326     U.S. Bank, N.A., 1.5606%                          $  1,481,326
                                                                   ----------

               TOTAL SHORT-TERM INVESTMENTS (Cost $1,481,326)       1,481,326
                                                                   ----------

               TOTAL INVESTMENTS -- (COST $37,046,233) -- 103.9%   38,404,261
               Liabilities, Less Other Assets -- (3.9)%           (1,421,395)
                                                                   ----------

               TOTAL NET ASSETS -- 100.0%                         $36,982,866
                                                                   ----------
                                                                   ----------
*<F5>     Non-income producing security.

(1)<F6>   Foreign Security.

(2)<F7>   Illiquid Security - acquired through private placement.

#<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2002.

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS -- SEPTEMBER 30, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
  The Rockland Funds Trust (the "Trust") was organized on July 31, 1996, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust currently consists of one series, The Rockland Small Cap Growth Fund (the "Fund"). The investment objective of the Fund is to seek capital appreciation. In seeking its investment objective of capital appreciation, the Fund will, under normal market conditions, invest primarily in equity securities of domestic small capitalization companies. The Fund is structured for flexibility and risk reduction, but centered around investment in high quality growth stocks with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on October 21, 1996. The Fund commenced operations on December 2, 1996.

  The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $34,078, have been paid by the Adviser. The Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were fully amortized during the fiscal year ended September 30, 2002.

  The following is a summary of significant accounting policies consistently followed by the Fund.

  a) Investment Valuation - Common stocks, other equity-type securities, and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on which such securities are primarily traded. Common stocks, other equity-type securities, and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the mean between the current bid and asked price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Trustees. Debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

  b) Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required.

  c) Distributions to Shareholders - Dividends from net investment income are generally declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually and are generally distributed in December. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets due to differences in the recognition of income, expenses and gain items.

     Accordingly, at September 30, 2002 reclassifications were recorded to increase undistributed net investment income by $683,369, decrease accumulated gains by $8,018 and decrease capital stock by $675,351.

     Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of losses from wash sales and post October capital losses.

  d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

  f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales
proceeds.      Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. All discounts and premiums are accreted for tax and financial reporting.

2.   SHARES OF BENEFICIAL INTEREST

  Transactions in shares of beneficial interest for the fiscal year ended September 30, 2002 and the fiscal year ended September 30, 2001, respectively, were as follows:

   YEAR ENDED
   SEPTEMBER 30, 2002                    $                       SHARES
   ------------------                   ---                     ------

   Shares sold                     $179,610,426               12,577,058
   Shares redeemed                 (196,395,002)             (13,758,548)
                                   -------------              -----------
   Net decrease                   $ (16,784,576)              (1,181,490)
                                   -------------
                                   -------------

   SHARES OUTSTANDING:
   Beginning of year                                           4,603,900
                                                              -----------
   End of year                                                 3,422,410
                                                              -----------
                                                              -----------

   YEAR ENDED
   SEPTEMBER 30, 2001                    $                       SHARES
   ------------------                   ---                     ------

   Shares sold                     $  86,592,903               4,466,033
   Shares issued to holders
      in reinvestment of
     dividends                      13,835,241                  681,875
   Shares redeemed                 (53,615,195)               (2,877,782)
                                   -------------              -----------
   Net increase                    $  46,812,949               2,270,126
                                   -------------
                                   -------------

   SHARES OUTSTANDING:
   Beginning of year*<F9>                                      2,333,774
                                                              -----------

   End of year                                                 4,603,900
                                                              -----------
                                                              -----------

  *<F9>   On October 1, 2000, the Fund combined its Institutional and Retail classes into a single class. Beginning of year shares reflects the combination of classes.

  As of September 30, 2002, Charles S. Cruice, Trustee and President of the Fund, owned 440,765 shares representing 12.9% of the Fund's total shares outstanding.

3.   INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investments, excluding short-term investments and short positions, by the Fund for the year ended September 30, 2002, were $288,269,694 and $303,717,370, respectively.

  At September 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                $3,438,267
(Depreciation)                                              (4,155,650)
                                                            ----------
Net depreciation on investments                             $ (717,383)
                                                            ----------
                                                            ----------

  At September 30, 2002, the cost of investments for federal income tax purposes was $39,121,644. At September 30, 2002, the Fund had accumulated net realized capital loss carryover of $28,042,402, with $380,272 expiring in 2009 and $27,662,130 expiring in 2010. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized on a tax basis, post October losses through September 30, 2002 of $8,162,363, which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INTEREST EXPENSE

  During the course of operations, the Fund's custody account with U.S. Bank, N.A. (the "Bank") was overdrawn at times during the year due to shareholder redemptions from the Fund. The Bank charges interest at the Bank's Prime Rate (weighted average rate of 4.78% for the year ended September 30, 2002) for overdrafts. The Fund incurred $64,530 in interest expense for the year ended September 30, 2002.

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Greenville Capital Management, Inc. Pursuant to its advisory agreement with the Trust, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

  U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

ROCKLAND GROWTH FUND

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees

The Rockland Funds Trust:

  We have audited the accompanying statement of assets and liabilities of Rockland Small Cap Growth Fund (the "Fund", a series of the Rockland Funds Trust), including the schedule of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Chicago, Illinois

November 8, 2002

ROCKLAND SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and Officers and is available, without charge, upon request by calling toll-free 1-800-497-3933.

                                      TERM OF                                                           NUMBER OF
                                      OFFICE &                                                        PORTFOLIOS IN   OTHER
                           POSITION   LENGTH                                                             COMPLEX      DIRECTORSHIPS
NAME,                      HELD WITH  OF TIME         PRINCIPAL OCCUPATION(S)                            OVERSEEN     HELD BY
ADDRESS & AGE              THE TRUST  SERVED(1)<F10>  DURING PAST FIVE YEARS                            BY TRUSTEE    TRUSTEE
-------------              ---------  ---------       ----------------------                           -----------    ---------

INDEPENDENT TRUSTEES OF THE TRUST

George Keeley              Trustee    Since           General partner of Meridian Venture Partners          1         HTE, Inc.
100 S. Rockland                       1996            from 1985-1997. Retired in 1998.  Director of                   (software)
  Falls Rd.                                           Clearfield Energy (private oil and natural gas                  2000 to
Rockland, DE  19732                                   companies) since 1987.                                          present
Age: 72

Edwin W. Moats, Jr.        Trustee    Since           President of Moats Enterprises (investments and       1         None
100 S. Rockland                       1996            operations of restaurants, manufacturing and sports-
  Falls Rd.                                           related businesses) since 1999.  Mr. Moats was
Rockland, DE  19732                                   President and CEO of Nascar Cafe from 1999 to
Age: 54                                               2002.  Mr. Moats was President of Logan's
                                                      Roadhouse, Inc. (restaurant chain) from 1992 to
                                                      1999 and CEO from 1995 to 1999.  Mr. Moats has
                                                      been a partner in the Haury and Moats Company
                                                      since 1987.  Mr. Moats was Chairman and CEO of
                                                      Metropolitan Federal Savings Bank from 1989 to
                                                      1991 and President and COO from 1984 to 1989.

Dr. Peter Utsinger         Trustee    Since           Retired, was practicing physician in arthritis and    1         None
100 S. Rockland                       1996            rheumatic diseases since 1970 when he received his
  Falls Rd.                                           M.D. from Georgetown University.  Dr. Utsinger
Rockland, DE  19732                                   was Director of the Arthritis Clinical and Research
Age: 57                                               unit at the University of North Carolina and has
                                                      written over 100 publications in his area of specialty.

INTERESTED TRUSTEES OF THE TRUST

Charles S. Cruice(2)<F11>  Trustee &  Since           President of Greenville Capital Management, Inc.      1         None
100 S. Rockland            President  1996            ("GCM"), the Fund's adviser, since its founding
  Falls Rd.                                           in 1989.  From 1978 until 1989, Mr. Cruice was
Rockland, DE  19732                                   associated with Friess Associates Inc., a
Age: 52                                               Wilmington, Delaware investment management
                                                      company. Mr. Cruice also was a director of The
                                                      Brandywine Fund, an open-end mutual fund.
                                                      Mr. Cruice holds a B.A. from the University of Denver.

Richard H. Gould(2)<F11>   Trustee &  Since           Vice President of GCM since 1994.  From 1987          1         None
100 S. Rockland            Treasurer  1996            until 1994, Mr. Gould was associated with PNC
  Falls Rd.                                           Investment Management, first as an equity analyst
Rockland, DE  19732                                   and later as the co-manager of the PNC Small Cap
Age: 42                                               Growth Fund.  Mr. Gould received his Chartered
                                                      Financial Analyst designation in 1989; became a
                                                      Chartered Market Technician in 1995; and received
                                                      his B.S. in 1982 and his M.B.A. in Finance in 1985,
                                                      both from The Pennsylvania State University.

OFFICERS OF THE TRUST

Charles S. Cruice(2)<F11>  President                  President of Greenville Capital Management, Inc.
100 S. Rockland                                       ("GCM"), the Fund's adviser, since its founding
  Falls Rd.                                           in 1989.  From 1978 until 1989, Mr. Cruice was
Rockland, DE  19732                                   associated with Friess Associates Inc., a
Age: 52                                               Wilmington, Delaware investment management
                                                      company. Mr. Cruice also was a director of The
                                                      Brandywine Fund, an open-end mutual fund.
                                                      Mr. Cruice holds a B.A. from the University of Denver.

Richard H. Gould(2)<F11>   Treasurer                  Vice President of GCM since 1994.  From 1987
100 S. Rockland                                       until 1994, Mr. Gould was associated with PNC
  Falls Rd.                                           Investment Management, first as an equity analyst
Rockland, DE  19732                                   and later as the co-manager of the PNC Small Cap
Age: 42                                               Growth Fund.  Mr. Gould received his Chartered
                                                      Financial Analyst designation in 1989; became a
                                                      Chartered Market Technician in 1995; and received
                                                      his B.S. in 1982 and his M.B.A. in Finance in 1985,
                                                      both from The Pennsylvania State University.

Jeffrey Rugen              Secretary                  Trader with GCM since 1994.  From 1992-1994
100 S. Rockland                                       Mr. Rugen was a trader with PNC Bank and from
  Falls Rd.                                           1986-1992 was a trader with Penn Group.
Rockland, DE  19732
Age: 43


(1)<F10> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

(2)<F11> Messrs. Cruice and Gould are deemed to be "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended) because of their affiliations with GCM.

                                    TRUSTEES
                               Mr. Charles Cruice
                               Mr. Richard Gould
                               Mr. George Keeley
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger

                                    OFFICERS
                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISOR
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                                  DISTRIBUTOR
                       Unified Financial Securities, Inc.
                                 P.O. Box 6110
                            Indianapolis, IN  46206

                                   CUSTODIAN
                                U.S. Bank, N.A.
                                  P.O. Box 701
                               425 Walnut Street
                             Cincinnati, OH  45202

                         ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                                  Third Floor
                            615 East Michigan Street
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601

                                 LEGAL COUNSEL
                    Stradley, Ronon, Stevens and Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA  19103